SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): July 15, 1999

                          WinStar Communications, Inc.
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             (Exact name of registrant as specified in its charter)

    Delaware                       1-10726                       13-3585278
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(State or other                  (Commission                 (I.R.S. Employer
jurisdiction of                  File Number)               Identification No.)
incorporation)


  230 Park Avenue, New York, New York                              10169
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(Address of principal executive offices)                         (Zip Code)


Registrants telephone number,                                 (212) 687-7577
including area code:                                          --------------

                                      None
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         (Former name or former address, if changed since last report.)




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Item 5.           Other Events.

                  The Board of Directors of WinStar Communications, Inc. (the "Company"), approved a second amendment (the "Second Amendment") to the Rights Agreement dated as of July 2, 1997, as amended on June 3, 1999 (as so amended, the "Rights Agreement"), by and between the Company and Continental Stock Transfer and Trust Company, as Rights Agent. The Rights were previously registered with the Securities and Exchange Commission on Form 8-A on July 2, 1997. The Amendment was adopted to increase the Purchase Price for each unit of Series B Preferred Stock from $70 to $225.

                  A complete copy of the Second Amendment is attached hereto as
Exhibit 4.3 and is incorporated herein by reference. A copy of the Rights Agreement is incorporated herein by reference to Exhibit 4 to the Company's Registration Statement on Form 8-A filed with the Securities and Exchange Commission on July 2, 1997 and to Exhibit 4.2 to the Company's Amendment to Registration Statement on Form 8-A/A filed with the Securities and Exchange Commission on June 3, 1999.

Item 7.           Exhibits

 4.1 Rights Agreement dated as of July 2, 1997 as filed as an Exhibit to Form 8-A filed by the Registrant on July 2, 1997 is incorporated herein by reference.

 4.2 Amendment to the Rights Agreement dated as of June 3, 1999 as filed as an Exhibit to Form 8-A/A filed by the Registrant on June 3, 1999 is incorporated herein by reference.

 4.3 Second Amendment to the Rights Agreement dated as of July 15, 1999 between WinStar Communications, Inc. and Continental Stock Transfer and Trust Company, as Rights Agent.


                                        2

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                                   SIGNATURES

                  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                    WINSTAR COMMUNICATIONS, INC.



                                    By  /s/ Frederic E. Rubin
                                      -----------------------------------
                                            Frederic E. Rubin
                                            Vice President and Treasurer






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                                  EXHIBIT INDEX


Exhibit
  No.                        Description
-------                      -----------

   4.1 Rights Agreement dated as of July 2, 1997 as filed as an Exhibit to Form 8-A filed by the Registrant on July 2, 1997 is incorporated herein by reference.

   4.2 Amendment to the Rights Agreement dated as of June 3, 1999 as filed as an Exhibit to Form 8-A/A filed by the Registrant on June 3, 1999 is incorporated herein by reference.

   4.3 Second Amendment to the Rights Agreement dated as of July 15, 1999 between WinStar Communications, Inc. and Continental Stock Transfer and Trust Company, as Rights Agent.